EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into The Cosmetic Center, Inc.'s previously filed Registration Statement on Form S-8, File No. 33-39846.


                             /s/ Arthur Andersen LLP

Washington, D.C.,
  December 16, 1996

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